UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2004

ARDENT HEALTH SERVICES LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-110117 (Commission File Number)	62-1862223 (IRS Employer Identification No.)

One Burton Hills Boulevard, Suite 250, Nashville, Tennessee (Address of Principal Executive Offices)	37215 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (615) 296-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE 8/04/04

Item 12. Results of Operations and Financial Condition.

     On August 4, 2004, Ardent Health Services LLC issued a press release announcing its financial results for its second quarter and six months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDENT HEALTH SERVICES LLC
	By:	/s/ R. Dirk Allison
		Name:	R. Dirk Allison
Date: August 4, 2004		Title:	Chief Financial Officer

EXHIBIT INDEX

     The following is a list of the exhibits furnished herewith.

Exhibit
Number	Description of Exhibit
99.1	Press release issued by Ardent Health Services LLC on August 4, 2004.